UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter

June 30, 2017

Franklin California Intermediate-Term Tax-Free Income Fund

A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

Overall, the 12 months ended June 30, 2017, benefited from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. The U.S. job market remained healthy as the unemployment rate declined.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%. In March, the Fed raised its target range 0.25% for the second time in three months to 0.75%–1.00%. The Fed once again raised its target range a quarter point to 1.00%–1.25% at its June meeting. Despite low inflation, the Fed made its most recent decision amid signs of a strengthening labor market and moderately rising economic activity.

The 10-year U.S. Treasury yield began the period at 1.49% and rose to 2.31% at period-end. Fixed income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had a -0.31% total return for the 12 months ended June 30, 2017.1 Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a -0.49% total return for the 12-month period.1

In addition, Franklin California Intermediate-Term Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and discussions from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin California Intermediate-Term Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin California Intermediate-Term Tax-Free Income Fund

This annual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the fiscal year ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

Credit Quality Composition*

6/30/17

Ratings	% of Total Investments

AAA	23.52%

AA	43.30%

A	15.30%

BBB	7.50%

Below Investment Grade	0.32%

Refunded	7.49%

Not Rated	2.57%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.50 on June 30, 2016, to $12.03 on June 30,

Dividend Distributions*

7/1/16–6/30/17

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
July	2.68	2.11	2.78
August	2.68	2.11	2.78
September	2.68	2.10	2.78
October	2.65	2.07	2.75
November	2.60	2.02	2.70
December	2.60	2.03	2.70
January	2.65	2.08	2.75
February	2.65	2.08	2.75
March	2.65	2.10	2.74
April	2.71	2.16	2.80
May	2.74	2.19	2.83
June	2.74	2.18	2.84
Total	32.03	25.23	33.20

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

2017. The Fund’s Class A shares paid dividends totaling 32.03 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.67%, based on an annualization of June’s 2.74 cent per share dividend and the maximum offering price of $12.31 on June 30, 2017. An investor in the 2017 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.43% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period.

Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the 12-month period ended June 30, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a -0.49% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -2.32% total return.3 U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +17.90% total return for the reporting period.3

Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, de-regulation and significant infrastructure spending. These same factors stoked fears among bond investors of inflation and higher interest rates. As a result, both the municipal bond market and U.S. Treasury market sold off sharply immediately following the election. Fixed income markets quickly stabilized, however, and generated positive returns from December through the end of the reporting period.

The election also resulted in Republican control of both the White House and Congress, marking the first time in six years that one party has controlled both the Executive and Legislative branches. Many forecasters believe the Trump presidency could usher in a new era of higher growth for the U.S. economy. As of period-end, however, there are still more questions than answers about the new administration’s ability to implement its agenda and the timing of any related legislation.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the reporting period: once in December, March, and June. The target range of the federal funds rate currently stands at 1.00%–1.25%. The Fed also increased the discount rate by 0.25% to 1.75% in June. After raising its target range by 0.25% just once in both 2015 and 2016, in June the Fed indicated that it still expects three such increases in 2017. In its June press release, the central bank cited expanding economic activity and strong labor markets, while noting that monetary policy will remain accommodative until its desired 2% inflation target is attained.

The June statement also provided additional clarity regarding the timing and implementation of its balance sheet normalization program. The normalization program is expected to begin this year and to reduce the Fed’s securities holdings by gradually decreasing its reinvestment of principal payments.

Investors displayed a healthy appetite for risky assets through most of the period. Municipal bonds with shorter maturities generally performed better than bonds with longer maturities and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +1.22% total return for the period and the Bloomberg Barclays Municipal Long (22+ Years) Bond Index returned -1.30%.3

Approximately $366 billion in municipal bonds were issued over the past 12 months. This was offset by the approximately $355 billion in municipal bonds that either matured or were called out of the market, making net supply slightly positive for the period at $11 billion.4 This net positive supply picture created a somewhat weaker technical backdrop that contributed to tepid returns for the period.

Overall, benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began. Bond prices will decline as interest rates rise, impacting total return performance. However, bouts of volatility such as the one experienced following the election provide opportunities for Franklin Templeton’s actively managed investment strategies to seek to take advantage of market dislocations and potentially increase the income of its portfolios. In periods of low and declining interest rates, as has been the environment over the past several years, issuers can “pre-refund” their debt. As a result, our funds have heightened exposure to these pre-refunded bonds, which tend to be short duration, high quality securities. In addition to generating income at higher than current market rates, they also enhance portfolio liquidity and help reduce volatility.

Several developments affected Puerto Rico bonds over the reporting period. On May 3, 2017, the Puerto Rico federal Oversight Board filed for Title III (bankruptcy) under the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) for Puerto Rico’s central government, and followed with a similar filing for COFINA on May 5, 2017. In doing so, the Oversight Board made the determination that Puerto Rico and COFINA each met the requirements for

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

4. Source: Goldman Sachs Securities Division, Bloomberg.

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commencing a Title III proceeding, including that good faith efforts to reach a consensual restructuring with creditors were made without having reached an agreement. Judge Laura Taylor Swain, a district court judge in the Southern District of New York, is presiding over the process, and the first hearing was held on May 17, 2017, in San Juan. Legal counsel for Franklin, OppenheimerFunds and First Puerto Rico Funds appeared on their behalf at the May 17th hearing to represent their interests with respect to their COFINA holdings. A second hearing was held on June 28, 2017.

On June 30, 2016, President Obama signed PROMESA, a bipartisan congressional effort that created the independent, seven-member Oversight Board. The Oversight Board, appointed by the House of Representatives, Senate and President Obama, has fiscal oversight over Puerto Rico’s finances for an initial term of five years and its term will expire once Puerto Rico has posted four structurally balanced budgets in a row and is deemed to have “adequate access… at reasonable interest rates” to the capital markets. The Oversight Board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards.

Additionally, Title III of PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9 proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9. Title III is available to Puerto Rico and its related issuers only if negotiations under Title VI of PROMESA do not result in consensual agreements with creditors following good faith efforts to reach a consensual restructuring.

On Monday, March 13, 2017, the Oversight Board certified a 10-year Fiscal Plan for Puerto Rico, as required by PROMESA.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds owned by our managed funds and accounts.

After years of negotiations, PREPA and creditors holding more than 70% of its debt, including Franklin, signed an Amended and Restated Restructuring Support Agreement (RSA) that would provide, among other things, for a restructuring of some of PREPA’s outstanding debt at 85 cents on the dollar. In our view, the implementation of the RSA would provide the basis for PREPA to provide more reliable and lower-cost service, fund its capital needs for the medium term, help ensure environmental compliance, diversify generation resources to include more natural gas, and provide jobs. The RSA contained numerous milestones including Puerto Rico Oversight Board certification by June 28, 2017.

On June 26, 2017, creditors received an offer from the Oversight Board, which outlined several amendments to the RSA that the Oversight Board claimed would address their concerns with the RSA. Then on June 27, the Oversight Board voted to reject the RSA that PREPA and its creditors had agreed to previously. On June 28, the PREPA bondholder group, including Franklin, made an offer to provide approximately $170 million of additional liquidity to PREPA. This incremental financing, along with the $280 million that the RSA parties had already agreed to lend, would have fully funded PREPA’s July 1 coupon payment and allowed PREPA to honor its obligations and potentially avoid litigation. In order to give PREPA time to evaluate this proposal, the bondholder group also offered to extend the RSA to June 30. PREPA rejected that offer and the RSA expired by its terms. The Governor of Puerto Rico then requested that the Oversight Board certify a Title III bankruptcy filing for PREPA, and at the Oversight Board’s public meeting on June 30, it unanimously approved the Governor’s request. On July 3, 2017, PREPA defaulted on its interest payment.

COFINA, an independent instrumentality of the Commonwealth that issues debt secured by sales tax revenue, has through May 2017 made all principal and interest payments on time and in full. Several creditors have alleged that an event of default has occurred which could, under certain circumstances, result in acceleration. Because Judge Swain could not hear the matter prior to June 1, 2017 when a small debt service payment was due, she ordered the payment, which is on deposit with the trustee, be put in escrow for benefit of bondholders until the matter is heard in the next few months.

On July 1, 2016, Puerto Rico defaulted on the entire payment due on its General Obligation (GO) Bonds, making it the first state or territory-level issuer to do so since the Great Depression. The government has continued to default on GO bonds as of this writing; however, Puerto Rico Governor Ricardo Roselló Nevares did authorize the March 1, 2017 debt service payment of $1.4 million.

On November 22, 2016, certain Franklin Tax-Free Income Funds that own COFINA bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of GO hedge fund bondholders and the government, in

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an effort to uphold the validity of the COFINA bond structure. The motion was granted on February 17, 2017. On April 4, 2017, the First Circuit Court of Appeals, in a related motion, stayed all aspects of the lawsuit until May 1, 2017. The Title III filing discussed above has further stayed this lawsuit and other litigation related to Puerto Rico’s GO and COFINA debt. Franklin, along with several other holders, filed a motion to lift the stay in June 2017. At a hearing held on June 28, 2017, Judge Swain denied the motion to lift the stay. The judge also denied a motion from the Oversight Board suggesting the use of fiduciaries to resolve these issues. Instead, she asked creditors, the Oversight Board and Puerto Rico to engage in mediation.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the past 12 months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. Unemployment declined from 5.5% in June 2016 to 4.7% at period-end, yet remained above the 4.4% national rate.5 Sales of California homes declined during the period as housing prices generally increased.

According to independent credit rating agency Standard & Poor’s (S&P), several years of improving California’s fiscal condition have enabled the state to significantly increase funding for education, establish anti-poverty programs, retire debts and build budgetary reserves. However, recent state spending growth and slower revenue collections throughout fiscal year 2017 have marginally tipped California’s general fund into an operating deficit. The governor’s new fiscal year 2017 budget proposal anticipates slower revenue growth ahead and recommends corrective action to close the budget gap.

California’s net tax-supported debt was $2,217 per capita and 4.2% of personal income, compared with the $1,006 and 2.5%

Portfolio Composition

6/30/17

% of Total Investments*
Utilities	22.6%
General Obligation	17.2%
Tax-Supported	15.2%
Refunded**	12.3%
Hospital & Health Care	9.9%
Higher Education	8.5%
Transportation	5.9%
Subject to Government Appropriations	5.4%
Other Revenue	2.7%
Housing	0.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

national medians, respectively.6 During the period under review, S&P assigned its rating of California’s general obligations bonds at AA- with a stable outlook.7 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses that could translate to larger projected budget reserves.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

5. Source: Bureau of Labor Statistics.

6. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

7. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which decreased in price over the period. The price decline of COFINA bonds outweighed an increase in price for the PREPA and Public Buildings Authority bonds in the Fund. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of June 30, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A
1-Year	-1.18%	-3.42%
5-Year	+15.65%	+2.48%
10-Year	+49.30%	+3.85%
Advisor[3]
1-Year	-1.08%	-1.08%
5-Year	+16.18%	+3.05%
10-Year	+50.86%	+4.20%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.67%	5.43%	1.21%	2.46%

Advisor	2.83%	5.76%	1.33%	2.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/1/07–6/30/17)

Adviser Class (7/1/07–6/30/17)3

See page 10 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	6/30/17	6/30/16	Change
A (FKCIX)	$12.03	$12.50	-$0.47
C (FCCIX)	$12.08	$12.55	-$0.47
Advisor (FRCZX)	$12.06	$12.53	-$0.47

Distributions (7/1/16–6/30/17)

Share Class	Net Investment Income
A	$0.3203
C	$0.2523
Advisor	$0.3320

Total Annual Operating Expenses9

Share Class
A	0.63%
Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +53.21% and +5.05%.

4. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Advisor Class) per share on 6/30/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1]	Annualized Expense Ratio

A	$1,000	$1,029.80	$3.22	$1,021.62	$3.21	0.64%
C	$1,000	$1,027.70	$5.98	$1,018.89	$5.96	1.19%
Advisor	$1,000	$1,030.20	$2.72	$1,022.12	$2.71	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	11

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights

Franklin California Intermediate-Term Tax-Free Income Fund

	Year Ended June 30,
	2017	2016	2015	2014	2013
Class A

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.50	$12.01	$12.02	$11.73	$12.04

Income from investment operations[a]:
Net investment income[b]	0.32	0.34	0.35	0.39	0.38
Net realized and unrealized gains (losses)	(0.47)	0.48	(0.01)	0.28	(0.31)

Total from investment operations	(0.15)	0.82	0.34	0.67	0.07

Less distributions from net investment income	(0.32)	(0.33)	(0.35)	(0.38)	(0.38)

Net asset value, end of year	$12.03	$12.50	$12.01	$12.02	$11.73

Total return[c]	(1.18)%	6.97%	2.84%	5.81%	0.55%

Ratios to average net assets

Expenses	0.63%	0.63%	0.63%	0.63%	0.63%

Net investment income	2.68%	2.75%	2.89%	3.28%	3.14%

Supplemental data

Net assets, end of year (000’s)	$908,564	$1,003,322	$888,213	$853,496	$785,196

Portfolio turnover rate	21.19%	3.91%	4.85%	15.62%	6.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended June 30,
	2017	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.55	$12.06	$12.06	$11.77	$12.08

Income from investment operations[a]:
Net investment income[b]	0.26	0.27	0.29	0.32	0.32
Net realized and unrealized gains (losses)	(0.48)	0.49	(0.01)	0.28	(0.31)
Total from investment operations	(0.22)	0.76	0.28	0.60	0.01
Less distributions from net investment income	(0.25)	(0.27)	(0.28)	(0.31)	(0.32)
Net asset value, end of year	$12.08	$12.55	$12.06	$12.06	$11.77

Total return[c]	(1.72)%	6.36%	2.34%	5.22%	(0.01)%

Ratios to average net assets

Expenses	1.18%	1.18%	1.18%	1.19%	1.18%

Net investment income	2.13%	2.20%	2.34%	2.73%	2.59%

Supplemental data

Net assets, end of year (000’s)	$252,254	$282,917	$243,664	$219,197	$197,263

Portfolio turnover rate	21.19%	3.91%	4.85%	15.62%	6.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended June 30,
	2017	2016	2015		2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.53	$12.04	$12.04		$11.75	$12.07

Income from investment operations[a]:
Net investment income[b]	0.34	0.35	0.36		0.40	0.40
Net realized and unrealized gains (losses)	(0.48)	0.49	(—)	[c]	0.28	(0.32)
Total from investment operations	(0.14)	0.84	0.36		0.68	0.08
Less distributions from net investment income	(0.33)	(0.35)	(0.36)		(0.39)	(0.40)
Net asset value, end of year	$12.06	$12.53	$12.04		$12.04	$11.75

Total return	(1.08)%	7.05%	3.02%		5.90%	0.56%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%		0.54%	0.53%
Net investment income	2.78%	2.85%	2.99%		3.38%	3.24%

Supplemental data
Net assets, end of year (000’s)	$639,716	$583,200	$423,951		$252,663	$218,524
Portfolio turnover rate	21.19%	3.91%	4.85%		15.62%	6.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2017

Franklin California Intermediate-Term Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.9%
California 95.9%
ABAG Finance Authority for Nonprofit Corps. Insured Senior Living Revenue,
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/23	$1,000,000	$1,177,210
Odd Fellows Home of California, Refunding, Series A, California Mortgage Insured, 5.00%, 4/01/24	1,000,000	1,168,280
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 5.00%, 5/15/20	1,175,000	1,249,025
Episcopal Senior Communities, Refunding, 5.25%, 7/01/22	6,520,000	7,274,951
The Jackson Laboratory, Refunding, 5.00%, 7/01/21	1,000,000	1,131,620
The Jackson Laboratory, Refunding, 5.00%, 7/01/22	820,000	947,986
The Jackson Laboratory, Refunding, 5.00%, 7/01/23	460,000	528,949
The Jackson Laboratory, Refunding, 5.00%, 7/01/24	1,000,000	1,146,290
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/17	1,950,000	1,940,601
Capital Appreciation, sub. lien, Series A, AMBAC Insured, ETM, zero cpn., 10/01/17	8,050,000	8,034,624
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding, Series A, 5.00%, 8/01/25	4,210,000	5,088,038
Baldwin Park USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded, zero cpn., 8/01/24	5,265,000	3,725,356
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1, 5.00%, 4/01/22	15,000,000	17,503,350
Bonita Canyon Public Facilities Financing Authority Special Tax,
CFD No. 98-1, Refunding, 5.00%, 9/01/26	1,000,000	1,035,660
CFD No. 98-1, Refunding, 5.00%, 9/01/28	2,000,000	2,071,220
California Community College Financing Authority Lease Revenue, Coast Community College District, Series A, Pre-Refunded, 5.00%, 6/01/26.	1,220,000	1,391,715
California Infrastructure and Economic Development Bank Revenue,
Broad Museum Project, Series A, 5.00%, 6/01/21	5,000,000	5,724,300
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/32	2,915,000	3,512,079
California State Department of Water Resources Power Supply Revenue,
Refunding, Series L, 5.00%, 5/01/22	4,440,000	4,910,196
Refunding, Series N, 5.00%, 5/01/21	10,845,000	12,383,146
Series H, AGMC Insured, Pre-Refunded, 5.00%, 5/01/22	5,000,000	5,166,950
Series H, Pre-Refunded, 5.00%, 5/01/22	7,400,000	7,647,086
Series L, Pre-Refunded, 5.00%, 5/01/22	7,560,000	8,369,525
California State Department of Water Resources Revenue,
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/23	10,000,000	11,951,200
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/24	8,495,000	10,142,011
Central Valley Project Water System, Refunding, Series AM, 5.00%, 12/01/25	5,000,000	5,963,150
Central Valley Project Water System, Refunding, Series AS, 5.00%, 12/01/25	6,125,000	7,515,742
Central Valley Project Water System, Series AS, 5.00%, 12/01/24	11,090,000	13,694,819
Central Valley Project Water System, Series AS, 5.00%, 12/01/26	22,455,000	27,431,253
Central Valley Project Water System, Series AS, ETM, 5.00%, 12/01/24	35,000	42,947
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/25	5,000	6,135
Central Valley Project Water System, Series AS, Pre-Refunded, 5.00%, 12/01/26	45,000	55,218
Central Valley Project Water System, Series AW, 5.00%, 12/01/33	6,055,000	7,299,424
California State Department of Water Resources Water Revenue,
Central Valley Project, Refunding, Series AE, 5.00%, 12/01/26	140,000	144,955
Central Valley Project, Series AE, Pre-Refunded, 5.00%, 12/01/26	4,860,000	5,038,265
California State Educational Facilities Authority Revenue,
Chapman University, Refunding, 5.00%, 4/01/25	5,000,000	5,573,550
Loma Linda University, Refunding, Series A, 5.00%, 4/01/29	1,020,000	1,201,468
Loma Linda University, Refunding, Series A, 5.00%, 4/01/32	1,235,000	1,424,116

franklintempleton.com	Annual Report	15

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue, (continued)
Loma Linda University, Refunding, Series A, 5.00%, 4/01/33	$1,000,000	$1,147,710
Loma Linda University, Refunding, Series A, 5.00%, 4/01/34	1,750,000	1,997,485
Loma Linda University, Refunding, Series A, 5.00%, 4/01/35	1,500,000	1,706,775
Loma Linda University, Refunding, Series A, 5.00%, 4/01/36	2,000,000	2,270,360
Loma Linda University, Refunding, Series A, 5.00%, 4/01/37	2,000,000	2,266,800
Stanford University, Refunding, Series U-5, 5.00%, 5/01/21	40,000,000	45,705,600
University of San Francisco, 5.00%, 10/01/21	3,000,000	3,447,960
California State GO,
Refunding, 5.00%, 2/01/22	15,000,000	17,403,600
Refunding, 5.25%, 9/01/22	16,330,000	19,399,877
Refunding, 5.00%, 10/01/22	15,785,000	18,591,573
Various Purpose, Refunding, 5.00%, 12/01/27	5,000,000	5,923,600
Various Purpose, Refunding, 5.00%, 12/01/28	5,000,000	5,890,600
Various Purpose, Refunding, 5.00%, 9/01/29	1,000,000	1,209,740
California State Health Facilities Financing Authority Revenue,
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/30	1,825,000	2,150,544
Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/30	3,000,000	3,559,980
Cedars-Sinai Medical Center, Series A, 5.00%, 8/15/31	3,500,000	4,155,410
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/35	1,650,000	1,875,687
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/36	2,045,000	2,319,112
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/37	1,330,000	1,505,839
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage Insured, 6.00%, 2/01/24	2,000,000	2,311,640
El Camino Hospital, 5.00%, 2/01/28	2,100,000	2,500,974
El Camino Hospital, 5.00%, 2/01/29	2,460,000	2,895,691
El Camino Hospital, 5.00%, 2/01/30	1,250,000	1,460,000
El Camino Hospital, 5.00%, 2/01/31	1,200,000	1,392,912
Marshall Medical Center, Refunding, California Mortgage Insured, 5.00%, 11/01/33	1,000,000	1,150,360
Providence Health and Services, Series C, Pre-Refunded, 5.75%, 10/01/19	1,440,000	1,524,528
Providence Health and Services, Series C, Pre-Refunded, 6.00%, 10/01/20	1,500,000	1,592,655
Scripps Health, Series A, 5.00%, 10/01/22	4,600,000	4,831,840
California State Municipal Finance Authority COP,
Community Hospitals of Central California, ETM, 5.00%, 2/01/18	4,390,000	4,492,463
Community Hospitals of Central California, ETM, 5.00%, 2/01/19	3,860,000	4,098,548
Community Hospitals of Central California, Pre-Refunded, 5.00%, 2/01/20	1,600,000	1,698,880
Community Hospitals of Central California, Pre-Refunded, 5.00%, 2/01/21	1,600,000	1,698,880
California State Municipal Finance Authority Revenue,
Biola University, Refunding, 5.00%, 10/01/29	1,000,000	1,178,960
Biola University, Refunding, 5.00%, 10/01/31	1,000,000	1,165,500
Biola University, Refunding, 5.00%, 10/01/33	1,070,000	1,231,880
Biola University, Refunding, 5.00%, 10/01/35	1,000,000	1,153,020
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/25	2,000,000	2,367,060
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/26	2,010,000	2,385,528
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/27	1,750,000	2,097,200
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/28	2,250,000	2,671,290
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/29	2,140,000	2,519,015
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/30	2,000,000	2,334,180
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/31	2,700,000	3,129,192
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/32	2,200,000	2,533,938
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/33	3,500,000	4,012,610

16	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Municipal Finance Authority Revenue, (continued)
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/34	$5,000,000	$5,705,750
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/35	5,000,000	5,688,100
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/36	2,295,000	2,604,802
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/37	2,000,000	2,266,480
Community Medical Centers, Series A, 5.00%, 2/01/26	2,010,000	2,369,730
Community Medical Centers, Series A, 5.00%, 2/01/28	1,500,000	1,739,190
[a] Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,167,720
[a] Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/30	1,000,000	1,160,240
[a] Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/31	1,000,000	1,153,740
[a] Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/32	1,000,000	1,147,290
[a] Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/33	3,015,000	3,442,527
[a] Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/35	3,500,000	3,964,450
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/31	1,335,000	1,540,243
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/32	1,000,000	1,147,290
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/33	1,000,000	1,141,800
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/34	1,500,000	1,704,495
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/35	1,500,000	1,699,050
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/36	1,580,000	1,785,384
Eisenhower Medical Center, Refunding, Series B, 5.00%, 7/01/37	1,750,000	1,974,333
Harbor Regional Center Project, Refunding, 5.00%, 11/01/26	1,085,000	1,263,645
Inland Regional Center Project, Refunding, 5.00%, 6/15/21	1,435,000	1,627,103
Inland Regional Center Project, Refunding, 5.00%, 6/15/23	1,580,000	1,858,807
Inland Regional Center Project, Refunding, 5.00%, 6/15/24	1,000,000	1,193,530
Inland Regional Center Project, Refunding, 5.00%, 6/15/32	6,625,000	7,560,052
Institute on Aging Project, Refunding, 5.00%, 8/15/38	1,070,000	1,248,262
Institute on Aging Project, Refunding, California Mortgage Insured, 5.00%, 8/15/35	1,075,000	1,261,244
Kern Regional Center Project, Series A, 6.00%, 5/01/19	485,000	516,627
Kern Regional Center Project, Series A, 6.875%, 5/01/25	1,500,000	1,645,560
NorthBay Healthcare Group, Series A, 5.00%, 11/01/25	1,000,000	1,166,260
NorthBay Healthcare Group, Series A, 5.00%, 11/01/26	900,000	1,055,745
NorthBay Healthcare Group, Series A, 5.00%, 11/01/27	1,300,000	1,505,387
NorthBay Healthcare Group, Series A, 5.00%, 11/01/28	1,400,000	1,606,486
NorthBay Healthcare Group, Series A, 5.25%, 11/01/29	1,000,000	1,168,410
NorthBay Healthcare Group, Series A, 5.00%, 11/01/30	1,350,000	1,533,938
NorthBay Healthcare Group, Series A, 5.25%, 11/01/31	1,250,000	1,437,625
NorthBay Healthcare Group, Series A, 5.25%, 11/01/36	4,500,000	5,090,805
South Central Los Angeles Regional Center Project, Community Impact Development, 5.25%, 12/01/27	3,990,000	4,581,956
University of La Verne, Refunding, Series A, 5.00%, 6/01/31	1,000,000	1,174,910
University of La Verne, Refunding, Series A, 5.00%, 6/01/32	1,000,000	1,168,350
University of La Verne, Refunding, Series A, 5.00%, 6/01/33	1,010,000	1,174,398
University of La Verne, Refunding, Series A, 5.00%, 6/01/35	1,440,000	1,661,098
California State Municipal Finance Authority Senior Living Revenue, Pilgrim Place in Claremont, Refunding, Series A, California Mortgage Insured, 5.00%, 5/15/31	2,750,000	3,247,172
California State Public Works Board Lease Revenue,
California State University Projects, Series B-1, 5.375%, 3/01/25	2,500,000	2,755,775
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series A, 5.00%, 9/01/26	10,000,000	11,931,100
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series D, 5.00%, 9/01/26	6,835,000	8,154,907

franklintempleton.com	Annual Report	17

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, (continued)
Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18	$570,000	$571,539
Department of General Services, Buildings 8 and 9, Series A, Pre-Refunded, 5.75%, 4/01/23	4,000,000	4,326,840
Department of General Services, Buildings 8 and 9, Series A, Pre-Refunded, 6.00%, 4/01/24	6,605,000	7,173,096
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre- Refunded, 5.50%, 11/01/25	4,725,000	5,206,619
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre- Refunded, 5.50%, 11/01/26	1,000,000	1,101,930
Trustees of the California State University, Various California State University Projects, Series D, Pre-Refunded, 5.00%, 9/01/25	2,920,000	3,442,359
Trustees of the California State University, Various California State University Projects, Series D, Pre-Refunded, 5.00%, 9/01/26	4,650,000	5,481,838
Various Capital Projects, Series A, Subseries A-1, Pre-Refunded, 5.25%, 3/01/22	7,475,000	8,289,924
Various Capital Projects, Series G, Subseries G-1, ETM, 5.25%, 10/01/18	5,605,000	5,903,242
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.00%, 10/01/20	6,405,000	6,964,092
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.125%, 10/01/22	14,555,000	15,865,532
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/25	10,000,000	11,485,500
Systemwide, Refunding, Series A, 5.00%, 11/01/29	16,000,000	19,344,960
Systemwide, Refunding, Series A, 5.00%, 11/01/30	5,000,000	6,014,400
Systemwide, Series A, 5.00%, 11/01/26	11,000,000	12,887,380
California Statewide CDA, MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 4.25%, 7/20/24	3,540,000	3,734,027
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 4.50%, 5/15/25	1,155,000	1,291,740
Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23	3,000,000	3,145,320
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.00%, 10/01/26	1,000,000	1,156,630
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.00%, 10/01/28	1,250,000	1,430,713
Jewish Home of San Francisco Project, 5.00%, 11/01/36	9,000,000	10,350,900
Lodi Memorial Hospital, Series A, California Mortgage Insured, Pre-Refunded, 5.00%, 12/01/22	8,000,000	8,132,480
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/18	2,905,000	3,044,324
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 2/01/19	3,035,000	3,246,145
Methodist Hospital of Southern California Project, FHA Insured, ETM, 5.50%, 8/01/19	3,075,000	3,353,041
Poway RHF Housing, Series A, California Mortgage Insured, 5.00%, 11/15/28	500,000	586,195
The Redwoods Project, Refunding, California Mortgage Insured, 5.00%, 11/15/28	1,000,000	1,172,390
Sutter Health, Series A, 5.00%, 8/15/24	2,000,000	2,331,180
Sutter Health, Series A, 5.00%, 8/15/25	4,715,000	5,485,667
Sutter Health, Series A, 5.00%, 8/15/27	7,005,000	8,053,578
California Statewide CDA Student Housing Revenue, CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 6.00%, 5/15/23	10,000,000	10,439,400
Campbell USD, GO, Santa Clara County, Refunding, 5.00%, 8/01/28	3,235,000	3,930,654
Carson RDA,
Tax Allocation Housing, Series A, 5.00%, 10/01/22	1,975,000	2,157,767
Tax Allocation Housing, Series A, 5.00%, 10/01/23	2,135,000	2,321,364
Tax Allocation Housing, Series A, 5.00%, 10/01/24	2,245,000	2,437,307
Tax Allocation Housing, Series A, 5.00%, 10/01/25	1,700,000	1,843,412
Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital Appreciation, AMBAC Insured, zero cpn., 8/01/22	10,445,000	9,353,080
Chabot-Las Positas Community College District GO, Alameda and Contra Costa Counties, Refunding, 5.00%, 8/01/24	6,715,000	8,000,520

18	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
City of Sacramento Special Tax,
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/26	$615,000	$699,058
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/28	1,220,000	1,369,926
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/29	1,555,000	1,737,837
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/30	1,045,000	1,162,354
North Natomas CFD No. 4, Refunding, Series F, 5.00%, 9/01/31	1,800,000	1,981,944
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/17	5,235,000	5,230,707
Clovis Wastewater Revenue, Refunding, BAM Insured, 5.00%, 8/01/28	1,200,000	1,392,132
Clovis Water Revenue,
Refunding, BAM Insured, 5.00%, 3/01/26	2,620,000	3,076,325
Refunding, BAM Insured, 5.00%, 3/01/27	1,000,000	1,170,650
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series A, 5.00%, 8/01/25	8,275,000	8,839,438
Conejo Valley USD, GO, Capital Appreciation, Election of 1998, Series C, AGMC Insured, zero cpn., 8/01/17	2,500,000	2,497,725
Contra Costa Water District Water Revenue, Contra Costa County, Refunding, Series T, 5.00%, 10/01/26	3,400,000	4,122,126
Corona-Norco USD,
COP, Series A, AGMC Insured, 5.00%, 4/15/19	1,310,000	1,398,582
COP, Series A, AGMC Insured, 5.00%, 4/15/22	1,465,000	1,605,083
GO, Riverside County, Capital Appreciation, Election of 2006, Series E, zero cpn. to 7/31/21, 5.30% thereafter, 8/01/25	4,645,000	4,682,392
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/24	1,565,000	1,790,642
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/25	1,000,000	1,135,010
Cupertino USD,
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/26	1,285,000	1,563,460
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/27	1,500,000	1,813,950
GO, Santa Clara County, Election of 2012, Series B, 5.00%, 8/01/28	1,000,000	1,203,420
GO, Santa Clara County, Pre-Refunded, 5.00%, 8/01/22	1,690,000	1,885,668
Del Mar Race Track Authority Revenue,
Refunding, 5.00%, 10/01/22	1,435,000	1,590,654
Refunding, 5.00%, 10/01/23	1,510,000	1,684,163
Refunding, 5.00%, 10/01/28	1,925,000	2,110,917
Refunding, 5.00%, 10/01/30	1,125,000	1,225,710
Desert Sands USD,
COP, Financing Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/19	2,090,000	2,145,761
GO, Election of 2001, Pre-Refunded, 5.25%, 8/01/21	2,015,000	2,107,408
Dublin USD, GO, Refunding, 5.00%, 8/01/32	3,220,000	3,849,381
East Bay MUD Wastewater System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/25	2,845,000	3,538,867
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/26	3,650,000	4,586,298
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/27	1,500,000	1,903,965
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	1,000,000	1,283,330
East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/29	5,000,000	6,083,200
East Side UHSD Santa Clara County GO,
Refunding, AGMC Insured, 5.00%, 8/01/20	2,800,000	3,118,780
Refunding, AGMC Insured, 5.00%, 8/01/21	2,140,000	2,379,530
Refunding, AGMC Insured, 5.00%, 8/01/22	3,090,000	3,426,995
Eden Township Healthcare District COP, ETM, 5.00%, 6/01/18	525,000	544,016
El Dorado Irrigation District Revenue, Refunding, Series C, 5.00%, 3/01/31	2,500,000	2,957,900
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/30	1,130,000	1,320,812
Fairfax School District GO, Election of 2000, Series A, NATL Insured, 5.00%, 11/01/17	135,000	136,698

franklintempleton.com	Annual Report	19

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Folsom PFA Special Tax Revenue,
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/23	$1,005,000	$1,132,243
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/24	1,055,000	1,188,130
Refunding, Series A, 5.00%, 9/01/19	1,000,000	1,068,790
Refunding, Series A, 5.00%, 9/01/20	1,270,000	1,393,990
Refunding, Series A, 5.00%, 9/01/21	1,335,000	1,464,909
Refunding, Series A, 5.00%, 9/01/22	1,400,000	1,523,648
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/14/24, 5.30% thereafter, 1/15/29	19,895,000	17,692,027
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.70% thereafter, 1/15/25	2,500,000	2,006,400
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.80% thereafter, 1/15/26	3,760,000	3,048,345
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 5.90% thereafter, 1/15/27	6,395,000	5,244,412
Foothill-De Anza Community College District GO,
Santa Clara County, Refunding, 5.00%, 8/01/27	1,250,000	1,537,563
Santa Clara County, Refunding, 5.00%, 8/01/28	2,500,000	3,060,475
Fullerton School District Financing Authority Special Tax Revenue,
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/27	1,000,000	1,156,540
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/28	1,040,000	1,200,212
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed, Series A, 5.00%, 6/01/32	5,000,000	5,817,200
Imperial Community College District GO,
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/21	1,010,000	1,154,622
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/22	1,170,000	1,368,537
Imperial County, Refunding, AGMC Insured, 5.00%, 8/01/23	1,350,000	1,569,767
Independent Cities Finance Authority Mobile Home Park Revenue, San Juan Mobile Estates, Refunding, 5.00%, 8/15/30	1,575,000	1,781,420
Irvine Improvement Bond Act 1915 Special Assessment, Limited Obligation, Reassessment District No. 15-2, Refunding, 5.00%, 9/02/25	1,000,000	1,189,880
Irvine USD Financing Authority Special Tax,
Group II, Series A, ETM, 4.80%, 9/01/17	805,000	809,774
Group II, Series A, ETM, 4.875%, 9/01/18	900,000	939,861
Group II, Series A, Pre-Refunded, 5.00%, 9/01/20	660,000	690,175
Irvine USD Special Tax, CFD No. 09-1, Series A, 5.00%, 9/01/37	1,070,000	1,205,130
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/26	1,855,000	2,183,094
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,177,830
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,161,710
Refunding, Series A, 5.00%, 9/01/28	1,275,000	1,490,730
Refunding, Series A, 5.00%, 9/01/28	1,025,000	1,177,848
Refunding, Series A, 5.00%, 9/01/29	1,155,000	1,312,865
Refunding, Series A, 5.00%, 9/01/29	530,000	614,392
Refunding, Series A, 5.00%, 9/01/30	1,510,000	1,710,573
Refunding, Series A, 5.00%, 9/01/31	1,190,000	1,340,773
Refunding, Series A, 5.00%, 9/01/32	2,505,000	2,809,032
Refunding, Series A, 5.00%, 9/01/33	2,635,000	2,940,844
Series A, AGMC Insured, 5.00%, 9/01/30	2,750,000	3,168,522
Series A, AGMC Insured, 5.00%, 9/01/33	5,000,000	5,702,500
Lake Elsinore PFA Local Agency Revenue, Refunding, 5.00%, 9/01/30	5,405,000	6,085,706

20	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Lammersville Joint USD Special Tax,
CFD No. 2002 Mountain House, 5.00%, 9/01/31	$1,430,000	$1,621,062
CFD No. 2002 Mountain House, Refunding, 5.00%, 9/01/33	1,575,000	1,765,339
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, Pre-Refunded, 6.00%, 8/01/24	1,300,000	1,429,402
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.00%, 9/01/27	1,410,000	1,549,012
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/29	815,000	899,939
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/17	3,950,000	4,007,749
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/27	1,285,000	1,481,168
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/32	1,250,000	1,395,075
Los Angeles Community College District GO, Refunding, Series A, 5.00%, 8/01/26	15,000,000	18,295,200
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Series A, Pre-Refunded, 5.00%, 8/15/20	20,000,000	20,895,200
Los Angeles County MTA Proposition A First Tier Senior Sales Tax Revenue,
Refunding, Series A, 5.00%, 7/01/26	6,315,000	7,649,865
Refunding, Series A, 5.00%, 7/01/27	6,630,000	8,002,410
Los Angeles County MTA Sales Tax Revenue,
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/32	8,000,000	9,594,320
Proposition C, Senior, Refunding, Series A, 5.25%, 7/01/23	15,000,000	16,776,750
Proposition C, Senior, Refunding, Series B, 5.00%, 7/01/23	5,000,000	5,853,450
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Refunding, Series A, 5.00%, 10/01/22	2,750,000	3,158,183
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/25	5,135,000	6,042,560
Power System, Refunding, Series A, 5.00%, 7/01/30	10,000,000	11,847,100
Power System, Refunding, Series B, 5.00%, 7/01/34	23,350,000	27,689,130
Power System, Refunding, Series C, 5.00%, 7/01/27	10,000,000	12,070,000
Power System, Series B, 5.00%, 7/01/30	3,000,000	3,605,850
Power System, Series B, 5.00%, 7/01/31	6,700,000	7,996,182
Power System, Series D, 5.00%, 7/01/26	2,600,000	3,155,282
Power System, Series D, 5.00%, 7/01/27	2,000,000	2,414,000
Power System, Series D, 5.00%, 7/01/28	2,550,000	3,061,173
Water System, Refunding, Series A, 5.00%, 7/01/37	10,450,000	12,175,713
Los Angeles GO, Judgment Obligation, Series A, 5.00%, 6/01/18	5,650,000	5,850,970
Los Angeles USD,
COP, 5.00%, 12/01/20	3,830,000	4,302,890
GO, Election of 2002, Series D, 5.00%, 7/01/27	3,410,000	3,669,160
GO, Election of 2004, Series I, 5.00%, 7/01/18	5,000,000	5,200,800
GO, Refunding, Series A, 5.00%, 7/01/29	5,000,000	6,020,200
GO, Refunding, Series A-1, 5.00%, 7/01/23	13,335,000	15,997,599
GO, Refunding, Series A-2, 5.00%, 7/01/21	5,000,000	5,728,950
GO, Refunding, Series B, 5.00%, 7/01/30	30,000,000	36,298,200
Los Angeles Wastewater System Revenue,
Subordinate, Refunding, Series A, 5.00%, 6/01/27	9,145,000	10,827,314
Subordinate, Refunding, Series B, 5.00%, 6/01/28	11,700,000	13,568,490
Manteca USD Special Tax,
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/22	1,000,000	1,158,910
CFD No. 1989-2, Series F, AGMC Insured, 5.00%, 9/01/26	1,280,000	1,476,390
Martinez USD, GO, Contra Costa County, Election of 2010, 5.375%, 8/01/26	5,000,000	6,155,400

franklintempleton.com	Annual Report	21

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Menifee USD,
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/25	$1,200,000	$1,414,176
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/30	1,550,000	1,775,091
PFA Special Tax Revenue, Series A, 5.00%, 9/01/25	1,405,000	1,655,764
PFA Special Tax Revenue, Series A, 5.00%, 9/01/28	1,250,000	1,457,463
The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series A, 5.00%, 7/01/28	5,000,000	6,113,000
Refunding, Series C, 5.00%, 10/01/26	8,010,000	9,177,618
Refunding, Series E, 5.00%, 7/01/22	23,900,000	28,130,539
Refunding, Series E, 5.00%, 7/01/23	20,000,000	24,056,800
Refunding, Series E, 5.00%, 7/01/24	1,110,000	1,362,625
Montebello USD,
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/18	1,455,000	1,433,757
GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/19	1,480,000	1,432,862
Moreno Valley USD, GO, Riverside County, Capital Appreciation, Refunding, NATL Insured, zero cpn., 8/01/24	7,500,000	6,380,400
Mount Diablo USD, GO, Contra Costa County, Election of 2002, Refunding, Series B-2, 5.00%, 7/01/27	3,200,000	3,732,768
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/23, 5.875% thereafter, 8/01/28	6,000,000	5,706,780
Murrieta PFA Special Tax Revenue,
Refunding, 5.00%, 9/01/20	1,225,000	1,345,785
Refunding, 5.00%, 9/01/22	1,495,000	1,704,076
Refunding, 5.00%, 9/01/24	1,810,000	2,031,164
Refunding, 5.00%, 9/01/25	1,000,000	1,115,010
New Haven USD,
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/22	11,750,000	10,511,080
GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/23	3,200,000	2,766,976
Northern California Power Agency Revenue,
Geothermal Project No. 3, Series A, Pre-Refunded, 5.00%, 7/01/23	2,000,000	2,149,940
Geothermal Project No. 3, Series A, Pre-Refunded, 5.25%, 7/01/24	2,000,000	2,159,740
Oakland USD Alameda County GO, Election of 2006, Series A, Pre-Refunded, 6.50%, 8/01/23	2,200,000	2,443,826
Oxnard Financing Authority Local Obligation Special Assessment, Special District Bond Refinancing, senior lien, Refunding, Series A, 5.00%, 9/02/26	1,025,000	1,167,885
Palo Alto 1915 Act Special Assessment,
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD, 5.00%, 9/02/28	1,000,000	1,088,350
Refunding and Improvement, Limited Obligation, University Avenue Area Off-Street Parking AD, 5.00%, 9/02/29	1,280,000	1,388,646
Poway USD,
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/31	1,700,000	1,936,572
PFA Special Tax Revenue, BAM Insured, 5.00%, 10/01/32	1,850,000	2,104,005
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/27	1,375,000	1,620,135
PFA Special Tax Revenue, Refunding, Series A, 5.00%, 9/01/30	2,280,000	2,632,648
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center, Series A, 5.00%, 7/01/21	1,695,000	1,695,000
Redlands USD, GO, Election of 2002, AGMC Insured, 5.00%, 7/01/19	1,000,000	1,002,760
Richmond Joint Powers Financing Authority Lease Revenue,
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/19	2,010,000	2,154,077
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/20	2,315,000	2,476,031
Civic Center Project, Refunding, Assured Guaranty, 5.00%, 8/01/21	2,050,000	2,192,168

22	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Riverside Community College District GO, Riverside and San Bernardino Counties, Refunding, Series A, 5.00%, 8/01/27	$3,550,000	$4,287,796
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 6.50%, 12/01/21	710,000	792,445
Desert Communities Redevelopment Project Area, second lien, Series D, 6.75%, 12/01/26	1,025,000	1,247,066
Jurupa Valley Redevelopment Project Area, Series B, 6.50%, 10/01/25	1,225,000	1,469,302
Riverside County Transportation Commission Sales Tax Revenue,
Refunding, Series A, 5.25%, 6/01/25	3,500,000	4,227,755
Refunding, Series A, 5.25%, 6/01/27	4,000,000	4,764,520
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/28	3,870,000	4,626,043
Refunding, Series A, 5.00%, 8/01/29	4,670,000	5,529,513
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, BAM Insured, 5.00%, 9/01/27	1,035,000	1,243,604
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/27	1,000,000	1,117,580
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/28	1,960,000	2,174,208
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/29	2,130,000	2,345,300
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/30	2,310,000	2,529,797
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/31	2,495,000	2,723,193
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/32	2,690,000	2,923,196
Sacramento City Financing Authority Special Tax Revenue, Westlake and Regency Park, Refunding, Series A, AGMC Insured, 5.00%, 9/01/21	1,305,000	1,461,339
Sacramento County Airport System Revenue,
Subordinate, Refunding, Series B, 5.00%, 7/01/35	1,000,000	1,166,800
Subordinate, Refunding, Series B, 5.00%, 7/01/36	2,000,000	2,326,700
Sacramento County COP,
Refunding, 5.375%, 2/01/23	3,400,000	3,714,602
Refunding, 5.50%, 2/01/25	3,770,000	4,131,618
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/29	2,000,000	2,375,080
Sacramento County Special Tax, CFD No. 1, Improvement Area No. 1, Laguna Creek Ranch/Elliott Ranch, Refunding, 5.00%, 9/01/20	1,510,000	1,666,708
Sacramento MUD Electric Revenue,
Refunding, Series X, 5.00%, 8/15/25	7,445,000	8,508,146
Series X, Pre-Refunded, 5.00%, 8/15/25	2,555,000	2,930,866
San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%, 8/01/26	15,000,000	16,097,250
San Bernardino County Transportation Authority Revenue,
Sales Tax Revenue, Series A, 5.00%, 3/01/30	2,685,000	3,200,950
Sales Tax Revenue, Series A, 5.00%, 3/01/31	5,090,000	6,012,308
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series A, 5.00%, 9/01/26	8,000,000	8,874,640
San Diego RDA Tax Allocation Revenue, Naval Training Center Redevelopment Project, Series A, Pre-Refunded, 5.00%, 9/01/25	1,000,000	1,118,530
San Francisco BART District GO,
Election of 2004, Refunding, Series D, 5.00%, 8/01/32	5,000,000	6,025,750
Election of 2004, Series C, 5.00%, 8/01/27	2,640,000	3,135,317
Election of 2004, Series C, 5.00%, 8/01/28	3,500,000	4,147,815
San Francisco City and County Airport Commission International Airport Revenue,
Issue 34D, Second Series, Series A, Pre-Refunded, 5.25%, 5/01/26	5,425,000	5,617,153
Second Series, Governmental Purpose, Refunding, Series G, 5.00%, 5/01/23	1,400,000	1,594,628
Second Series, Governmental Purpose, Series G, Pre-Refunded, 5.00%, 5/01/23	3,570,000	4,078,511

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/24	$8,400,000	$8,928,696
San Francisco City and County GO, Clean and Safe Neighborhood Parks, Series B, 4.75%, 6/15/19	2,610,000	2,794,579
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, Series A, 5.00%, 11/01/28	5,000,000	6,024,450
San Francisco City and County RDA Hotel Occupancy Revenue, Refunding, AGMC Insured, 5.00%, 6/01/24	10,275,000	11,516,939
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/30	1,080,000	1,235,131
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/34	1,110,000	1,248,195
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 5.875%, 8/01/25	1,000,000	1,098,080
Mission Bay South Redevelopment Project, Series D, ETM, 5.50%, 8/01/19	1,030,000	1,122,021
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/21	1,000,000	1,104,640
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.25%, 8/01/23	1,000,000	1,104,640
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.00%, 8/01/25	1,465,000	1,610,826
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.125%, 8/01/26	1,550,000	1,708,240
San Francisco Redevelopment Projects, Series B, 6.125%, 8/01/26	1,000,000	1,152,610
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,000,000	13,795,900
senior lien, Refunding, Series A, 5.00%, 1/15/29	10,000,000	11,534,600
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Refunding, Series D, AMBAC Insured, 5.00%, 8/01/23	13,000,000	13,033,930
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/26	8,000,000	8,020,640
San Luis and Delta-Mendota Water Authority Revenue, DHCCP Development Project, Refunding, Series A, BAM Insured, 5.00%, 3/01/29	1,000,000	1,156,100
San Mateo County Transit District Revenue,
Refunding, Series A, 5.00%, 6/01/28	3,000,000	3,659,730
Refunding, Series A, 5.00%, 6/01/29	4,300,000	5,214,051
Refunding, Series A, 5.00%, 6/01/30	5,000,000	6,038,550
San Ysidro School District COP,
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/29	1,100,000	1,300,772
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/31	1,000,000	1,168,060
San Diego County, Refunding, BAM Insured, 5.00%, 9/01/33	1,050,000	1,210,682
Sanger Financing Authority Wastewater Revenue, Fresno County, Refunding, AGMC Insured, 5.00%, 6/15/34	7,000,000	8,129,030
Santa Ana Community RDA Tax Allocation, Merged Project Area, Refunding, Series A, 6.00%, 9/01/22	5,000,000	5,785,150
Santa Ana USD, GO, Election of 2008, Series A, 5.25%, 8/01/25	2,000,000	2,086,680
Santa Cruz County RDA Tax Allocation, Refunding, Series A, BAM Insured, 5.00%, 9/01/29	4,475,000	5,284,527
Sonoma CDA Successor Agency Tax Allocation,
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/29	1,000,000	1,182,650
Sonoma Redevelopment Project, Subordinate, Refunding, NATL Insured, 5.00%, 6/01/33	1,200,000	1,391,340
Sonoma-Marin Area Rail Transit District Measure Q Sales Tax Revenue,
Series A, 5.00%, 3/01/25	15,410,000	17,854,951
Series A, 5.00%, 3/01/27	11,945,000	13,782,022
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 5.25%, 9/01/24	3,500,000	3,773,840
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/01/19	2,500,000	2,707,500
Southern California Public Power Authority Revenue,
Canyon Power Project, Refunding, Series A, 5.00%, 7/01/19	1,500,000	1,616,160
Southern Transmission Project, Subordinate, Refunding, Series C, 5.00%, 7/01/26	5,000,000	6,069,050

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.00%, 5/01/28	$1,040,000	$ 1,182,376
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, Pre-Refunded, 5.25%, 1/01/24	5,000,000	5,311,900
Tustin CFD No. 06-1 Special Tax,
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/30	1,000,000	1,145,210
Tustin Legacy, Columbus Villages, Refunding, Series A, 5.00%, 9/01/32	1,565,000	1,774,084
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/24	1,000,000	1,118,530
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/25	1,000,000	1,118,530
University of California Revenue,
General, Series AM, 5.00%, 5/15/27	3,000,000	3,636,120
General, Series AM, 5.00%, 5/15/28	1,835,000	2,214,845
General, Series U, 5.00%, 5/15/19	4,060,000	4,359,790
Series S, 5.00%, 5/15/19	8,125,000	8,485,425
Series S, Pre-Refunded, 5.00%, 5/15/19	20,000	20,898
Washington Township Health Care District Revenue, Series A, 5.00%, 7/01/25	3,035,000	3,256,525
West Basin Municipal Water District Revenue,
Refunding, Series A, 5.00%, 8/01/32	1,975,000	2,322,067
Refunding, Series A, 5.00%, 8/01/33	2,630,000	3,072,419
Whittier UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/24	7,755,000	5,696,901
GO, Los Angeles County, Capital Appreciation, Election of 2008, Refunding, zero cpn., 8/01/26	10,045,000	6,508,055
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.00%, 9/01/26	1,435,000	1,645,314

		1,726,793,424

U.S. Territories 2.0%
Guam 0.4%
Guam Government Limited Obligation Revenue, Section 30, Series A, ETM, 5.25%, 12/01/17	2,305,000	2,344,923
Guam Power Authority Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	2,000,000	2,261,600
Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,303,260

		6,909,783

Puerto Rico 1.6%
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series UU, AGMC Insured, 5.00%, 7/01/23	5,000,000	5,037,900
Series RR, NATL Insured, 5.00%, 7/01/21	5,000,000	5,106,200
[b] Series WW, 5.375%, 7/01/23	5,000,000	3,062,500
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL Insured, 6.00%, 7/01/23	11,645,000	13,067,320
[b] Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 5.00%, 8/01/24	10,000,000	2,600,000

		28,873,920

Total U.S. Territories		35,783,703

Total Municipal Bonds before Short Term Investments (Cost $1,668,848,420)		1,762,577,127

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments 1.7%
Municipal Bonds 1.7%
California 1.7%
[c] California State GO, Series A-3, LOC Bank of Montreal, Daily VRDN and Put, 0.60%, 5/01/33	$400,000	$ 400,000
[c] California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery Zone Facility Bonds, Series B, Daily VRDN and Put, 0.79%, 11/01/35	3,065,000	3,065,000
[c] Irvine Ranch Water District GO, ID, Consolidated, Series B, LOC Bank of America, Daily VRDN and Put, 0.73%, 10/01/41	4,600,000	4,600,000
[c] Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series B, Subseries B-6, SPA Bank of Montreal, Daily VRDN and Put, 0.74%, 7/01/34	9,600,000	9,600,000
Water System, Refunding, Series B, Subseries B-2, SPA Royal Bank of Canada, Daily VRDN and Put, 0.78%, 7/01/35	7,200,000	7,200,000
[c] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 0.80%, 7/01/35	5,400,000	5,400,000

Total Short Term Investments (Cost $30,265,000)		30,265,000

Total Investments (Cost $1,699,113,420) 99.6%		1,792,842,127
Other Assets, less Liabilities 0.4%		7,691,964

Net Assets 100.0%		$1,800,534,091

See Abbreviations on page 37.

a Security purchased on a when-issued basis. See Note 1(b).

b See Note 6 regarding defaulted securities.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017

Franklin California Intermediate-Term Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,699,113,420

Value - Unaffiliated issuers	$1,792,842,127
Cash	23,844
Receivables:
Capital shares sold	3,903,177
Interest	21,413,187
Other assets	1,156

Total assets	1,818,183,491

Liabilities:
Payables:
Investment securities purchased	11,985,000
Capital shares redeemed	3,535,851
Management fees	695,061
Distribution fees	430,920
Transfer agent fees	134,344
Distributions to shareholders	744,524
Accrued expenses and other liabilities	123,700

Total liabilities	17,649,400

Net assets, at value	$1,800,534,091

Net assets consist of:
Paid-in capital	$1,748,772,926
Undistributed net investment income	1,836,814
Net unrealized appreciation (depreciation)	93,728,707
Accumulated net realized gain (loss)	(43,804,356)

Net assets, at value	$1,800,534,091

Class A:
Net assets, at value	$ 908,563,989

Shares outstanding	75,512,698

Net asset value per share[a]	$12.03

Maximum offering price per share (net asset value per share ÷ 97.75%)	$12.31

Class C:
Net assets, at value	$ 252,253,953

Shares outstanding	20,885,478

Net asset value and maximum offering price per share[a]	$12.08

Advisor Class:
Net assets, at value	$ 639,716,149

Shares outstanding	53,037,881

Net asset value and maximum offering price per share	$12.06

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Statement of Operations

for the year ended June 30, 2017

Franklin California Intermediate-Term Tax-Free Income Fund

Investment income:
Interest	$ 60,380,728

Expenses:
Management fees (Note 3a)	8,455,699
Distribution fees: (Note 3c)
Class A	952,142
Class C	1,766,362
Transfer agent fees: (Note 3e)
Class A	381,730
Class C	108,970
Advisor Class	240,958
Custodian fees	14,248
Reports to shareholders	65,428
Registration and filing fees	29,482
Professional fees	74,033
Trustees’ fees and expenses	47,465
Other	173,388

Total expenses	12,309,905

Net investment income	48,070,823

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(17,671,983)
Net change in unrealized appreciation (depreciation) on investments	(56,992,955)

Net realized and unrealized gain (loss)	(74,664,938)

Net increase (decrease) in net assets resulting from operations	$(26,594,115)

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Statements of Changes in Net Assets

Franklin California Intermediate-Term Tax-Free Income Fund

	Year Ended June 30,

	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$48,070,823	$45,128,740
Net realized gain (loss)	(17,671,983)	(10,904,482)
Net change in unrealized appreciation (depreciation)	(56,992,955)	79,366,198

Net increase (decrease) in net assets resulting from operations	(26,594,115)	113,590,456

Distributions to shareholders from:
Net investment income:
Class A	(25,199,978)	(25,658,060)
Class C	(5,646,408)	(5,692,773)
Advisor Class	(16,467,660)	(13,593,535)

Total distributions to shareholders	(47,314,046)	(44,944,368)

Capital share transactions: (Note 2)
Class A	(55,146,189)	77,192,288
Class C	(19,635,052)	28,655,674
Advisor Class	79,784,682	139,116,473

Total capital share transactions	5,003,441	244,964,435

Net increase (decrease) in net assets	(68,904,720)	313,610,523
Net assets:
Beginning of year	1,869,438,811	1,555,828,288

End of year	$1,800,534,091	$1,869,438,811

Undistributed net investment income included in net assets:
End of year	$1,836,814	$1,135,345

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements

Franklin California Intermediate-Term Tax-Free Income Fund

1.   Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Intermediate-Term Tax-Free Income Fund (Fund) is included in this report. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.   Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

c.   Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e.   Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

2.   Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended June 30,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	16,073,134	$194,071,003	17,336,656	$211,719,873
Shares issued in reinvestment of distributions	1,766,735	21,362,464	1,722,863	21,058,122
Shares redeemed	(22,572,896)	(270,579,656)	(12,747,596)	(155,585,707)
Net increase (decrease)	(4,733,027)	$(55,146,189)	6,311,923	$77,192,288
Class C Shares:
Shares sold	3,611,731	$43,969,123	5,015,931	$61,466,596
Shares issued in reinvestment of distributions	357,998	4,344,198	346,997	4,255,715
Shares redeemed	(5,630,879)	(67,948,373)	(3,026,149)	(37,066,637)
Net increase (decrease)	(1,661,150)	$(19,635,052)	2,336,779	$28,655,674
Advisor Class Shares:
Shares sold	24,806,650	$299,221,056	19,388,496	$237,850,028
Shares issued in reinvestment of distributions	1,059,278	12,832,520	841,843	10,319,727
Shares redeemed	(19,364,613)	(232,268,894)	(8,904,905)	(109,053,282)
Net increase (decrease)	6,501,315	$79,784,682	11,325,434	$139,116,473

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended June 30, 2017, the effective investment management fee rate was 0.463% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$105,894
CDSC retained	$60,644

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (Continued)

3.   Transactions with Affiliates (continued)

e.   Transfer Agent Fees (continued)

For the year ended June 30, 2017, the Fund paid transfer agent fees of $731,658, of which $172,986 was retained by Investor Services.

f.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended June 30, 2017, the purchase and sale transactions aggregated $95,475,000 and $179,325,000, respectively.

4.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At June 30, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$1,396,013
2019	2,006,118
Capital loss carryforwards not subject to expiration:
Short term	25,591,699
Long term	14,810,528
Total capital loss carryforwards	$43,804,358

On June 30, 2017, the Fund had expired capital loss carryforwards of $5,166,158, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended June 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from tax exempt income	$47,314,046	$44,944,368

At June 30, 2017, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$1,699,791,488

Unrealized appreciation	$103,517,096
Unrealized depreciation	(10,466,457)
Net unrealized appreciation (depreciation)	$93,050,639
Distributable earnings - undistributed tax exempt income	$3,525,572

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and wash sales.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

5.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2017, aggregated $385,886,669 and $378,719,870, respectively.

6.   Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2017, the aggregate value of these securities was $5,662,500, representing 0.3% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7.   Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended June 30, 2017, the Fund did not use the Global Credit Facility.

9.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

●	Level 1 – quoted prices in active markets for identical financial instruments

●	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

9. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2017, all of the Fund’s investments in financial instruments carried at fair value using Level 2 inputs.

10.   New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.   Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

12.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915
ABAG	The Association of Bay Area Governments
AD	Assessment District
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
BART	Bay Area Rapid Transit
CDA	Community Development Authority/Agency
CFD	Community Facilities District
COP	Certificate of Participation
CRDA	Community Redevelopment Authority/Agency
ETM	Escrow to Maturity
FHA	Federal Housing Authority/Agency
FICO	Financing Corp.
GNMA	Government National Mortgage Association
GO	General Obligation

ID	Improvement District
LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
MUD	Municipal Utility District
NATL	National Public Financial Guarantee Corp.
PBA	Public Building Authority
PFA	Public Financing Authority
PFAR	Public Financing Authority Revenue
RDA	Redevelopment Agency/Authority
SPA	Standby Purchase Agreement
SRF	State Revolving Fund
UHSD	Unified/Union High School District
USD	Unified/Union School District
XLCA	XL Capital Assurance

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin California Tax-Free Trust and Shareholders of the Franklin California Intermediate-Term Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin California Intermediate-Term Tax-Free Income Fund (the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

August 15, 2017

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2017. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1985	140	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987 -2015); Founding Partner and Managing Director,Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	140

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1978	140	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CALIFORNIA TAX-FREE TRUST

Franklin California Intermediate-Term Tax-Free Income Fund

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin California Tax-Free Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional California intermediate municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and five other California intermediate municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not

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SHAREHOLDER INFORMATION

excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin California Intermediate-Term Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	CAT A 08/17

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter

June 30, 2017

Franklin California Ultra-Short Tax-Free Income Fund

A SERIES OF FRANKLIN CALIFORNIA TAX-FREE TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

Overall, the 12 months ended June 30, 2017, benefited from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. The U.S. job market remained healthy as the unemployment rate declined.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%. In March, the Fed raised its target range 0.25% for the second time in three months to 0.75%–1.00%. The Fed once again raised its target range a quarter point to 1.00%–1.25% at its June meeting. Despite low inflation, the Fed made its most recent decision amid signs of a strengthening labor market and moderately rising economic activity.

The 10-year U.S. Treasury yield began the period at 1.49% and rose to 2.31% at period-end. Fixed income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had a -0.31% total return for the 12 months ended June 30, 2017.1 Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a -0.49% total return for the 12-month period.1

In addition, Franklin California Ultra-Short Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and discussions from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin California Ultra-Short Tax-Free Income Fund

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin California Ultra-Short Tax-Free Income Fund

We are pleased to bring you Franklin California Ultra-Short Tax-Free Income Fund’s annual report for the fiscal year ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

6/30/17

Ratings	% of Total Investments
AAA	13.97%
AA	52.12%
A	25.69%
BBB	8.22%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Advisor Class share price, as measured by net asset value (NAV), increased from $10.00 on June 30, 2016, to $10.01 on June 30, 2017. The Fund’s Advisor Class shares paid dividends totaling 3.4040 cents per share for the same period.2 The Performance Summary beginning on page 6 shows that at the end of this reporting period the Fund’s Advisor Class shares’ distribution rate was 0.46%, based on an annualization of June’s 0.3872 cent per share dividend and the net asset value

Dividend Distributions*

7/1/16–6/30/17

	Dividend per Share (cents)
Month	Class A1	Advisor Class
July	0.1656	0.1679
August	0.2267	0.2265
September	0.2283	0.2282
October	0.2818	0.2816
November	0.1899	0.1895
December	0.2232	0.2231
January	0.2654	0.2649
February	0.2479	0.2478
March	0.3518	0.3517
April	0.3942	0.3939
May	0.4418	0.4417
June	0.3874	0.3872
Total	3.4040	3.4040

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

of $10.01 on June 30, 2017. An investor in the 2017 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 0.94% from a taxable investment to match the Fund’s Advisor Class tax-free distribution rate.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 12.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

12-month period ended June 30, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a -0.49% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -2.32% total return.3 U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +17.90% total return for the reporting period.3

Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, de-regulation and significant infrastructure spending. These same factors stoked fears among bond investors of inflation and higher interest rates. As a result, both the municipal bond market and U.S. Treasury market sold off sharply immediately following the election. Fixed income markets quickly stabilized, however, and generated positive returns from December through the end of the reporting period.

The election also resulted in Republican control of both the White House and Congress, marking the first time in six years that one party has controlled both the Executive and Legislative branches. Many forecasters believe the Trump presidency could usher in a new era of higher growth for the U.S. economy. As of period-end, however, there are still more questions than answers about the new administration’s ability to implement its agenda and the timing of any related legislation.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the reporting period: once in December, March, and June. The target range of the federal funds rate currently stands at 1.00%–1.25%. The Fed also increased the discount rate by 0.25% to 1.75% in June. After raising its target range by 0.25% just once in both 2015 and 2016, in June the Fed indicated that it still expects three such increases in 2017. In its June press release, the central bank cited expanding economic activity and strong labor markets, while noting that monetary policy will remain accommodative until its desired 2% inflation target is attained. The June statement also provided additional clarity regarding the timing and implementation of its balance sheet normalization program. The normalization program is expected to begin this year and to reduce the Fed’s securities holdings by gradually decreasing its reinvestment of principal payments.

Investors displayed a healthy appetite for risky assets through most of the period. Municipal bonds with shorter maturities generally performed better than bonds with longer maturities and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +1.22% total return for the period and the Bloomberg Barclays Municipal Long (22+ Years) Bond Index returned -1.30%.3

Approximately $366 billion in municipal bonds were issued over the past 12 months. This was offset by the approximately $355 billion in municipal bonds that either matured or were called out of the market, making net supply slightly positive for the period at $11 billion.4 This net positive supply picture created a somewhat weaker technical backdrop that contributed to tepid returns for the period.

Overall, benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began. Bond prices will decline as interest rates rise, impacting total return performance. However, bouts of volatility such as the one experienced following the election provide opportunities for Franklin Templeton’s actively managed investment strategies to seek to take advantage of market dislocations and potentially increase the income of its portfolios.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the past 12 months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. Unemployment declined from 5.5% in June 2016 to 4.7% at period-end, yet remained above the 4.4% national rate.5 Sales of California homes declined during the period as housing prices generally increased.

According to independent credit rating agency Standard & Poor’s (S&P), several years of improving California’s fiscal

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed

4. Source: Goldman Sachs Securities Division, Bloomberg.

5. Source: Bureau of Labor Statistics.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

condition have enabled the state to significantly increase funding for education, establish anti-poverty programs, retire debts and build budgetary reserves. However, recent state spending growth and slower revenue collections throughout fiscal year 2017 have marginally tipped California’s general fund into an operating deficit. The governor’s new fiscal year 2017 budget proposal anticipates slower revenue growth ahead and recommends corrective action to close the budget gap.

California’s net tax-supported debt was $2,217 per capita and 4.2% of personal income, compared with the $1,006 and 2.5% national medians, respectively.6 During the period under review, S&P assigned its rating of California’s general obligations bonds at AA- with a stable outlook.7 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses that could translate to larger projected budget reserves.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of one year

Portfolio Composition

6/30/17

% of Total Investments*
General Obligation	41.3%
Higher Education	20.1%
Hospital & Health Care	19.2%
Utilities	10.7%
Refunded**	8.7%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

or less. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Ultra-Short Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

7. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Performance Summary as of June 30, 20171

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171,2

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is and the minimum is 0%. Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[3]	Average Annual Total Return[4]

Advisor
1-Year	+0.44%	+0.44%
5-Year	+0.47%	+0.09%
10-Year	+3.48%	+0.34%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
Advisor	0.46%	0.94%	0.50%	1.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1,2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Advisor Class (7/1/07–6/30/17)

See page 8 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (7/1/16–6/30/17)

Share Class	Net Investment Income
A1	$0.03404
Advisor	$0.03404

Total Annual Operating Expenses10

Share Class	With Waiver	Without Waiver
Advisor	0.37%	0.89%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. On 3/18/16, the Fund, having no assets of its own, acquired all of the assets and liabilities of California Money Fund through a reorganization. The California Money Fund was the accounting survivor of the reorganization and as a result Advisor Class shares of the Fund have adopted California Money Fund’s Class A share’s historical performance record prior to 3/18/16. For periods after the date of reorganization, the Fund’s actual Advisor Class performance is reported, reflecting all charges and fees applicable to each share class. Given the significant differences between a money fund (California Money Fund) and this fund (a non-money fund), including with the investment objective and strategies as well as the fee/expense structure, performance prior to 3/18/16 may not be representative of this Fund’s future performance.

2. The Fund has an expense reduction contractually guaranteed through 10/31/17. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

5. Distribution rate is based on an annualization of the respective class’s June dividend and the NAV per share on 6/30/17.

6. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays 1-Year California Municipal Bond Index is an unmanaged index comprised of California municipal bond issues having a maturity of at least one year and less than two years.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

10. Figure is as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

A1	$1,000	$1,003.10	$1.79	$1,023.01	$1.81	0.36%
Advisor	$1,000	$1,004.10	$1.79	$1,023.01	$1.81	0.36%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights

Franklin California Ultra-Short Tax-Free Income Fund

	Year Ended June 30,
	2017		2016[a]		2015	2014	2013

Class A1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.01		$10.00		$10.00	$10.00	$10.00

Income from investment operations[b]:
Net investment income	0.034		0.002		—	—	—
Net realized and unrealized gains (losses)	—	[c]	0.010		—	—	(—)	[c]

Total from investment operations	0.034		0.012		—	—	(—)	[c]

Less distributions from net investment income	(0.034)		(0.002)		—	—	—

Net asset value, end of year	$ 10.01		$10.01		$10.00	$10.00	$10.00

Total return[d]	0.34%		0.12%		—%	—%	—%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.98%		0.56%		0.53%	0.53%	0.53%
Expenses net of waiver and payments by affiliates	0.35%		0.03%		0.04%	0.05%	0.12%
Net investment income	0.34%		—%	[e]	—%	—%	—%

Supplemental data
Net assets, end of year (000’s)	$46,918		$51,481		$666,254	$769,835	$628,480
Portfolio turnover rate	10.33%		—%		—%	—%	—%

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. See Notes 1 and 7.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cAmount rounds to less than $0.001 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eRounds to less than 0.01%.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

	Year Ended June 30,
	2017	2016[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 10.00	$ 10.00

Income from investment operations[b]:
Net investment income	0.034	0.002
Net realized and unrealized gains (losses)	0.010	—[c]

Total from investment operations	0.044	0.002

Less distributions from net investment income	(0.034)	(0.002)

Net asset value, end of year	$ 10.01	$ 10.00

Total return[d]	0.44%	0.02%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.98%	0.89%[f]
Expenses net of waiver and payments by affiliates	0.35%	0.27%
Net investment income	0.34%	0.08%

Supplemental data
Net assets, end of year (000’s)	$13,095	$10,019
Portfolio turnover rate	10.33%	—%

aFor the period March 18, 2016 (commencement of class operations) to June 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cAmount rounds to less than $0.001 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fRatios are adjusted to exclude the effects of annualization for non-recurring expesnses.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2017

Franklin California Ultra-Short Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 18.3%
California 18.3%
California State Economic Recovery GO, Series A, ETM, 5.00%, 7/01/17	$330,000	$330,000
California State Educational Facilities Authority Revenue, Loma Linda University, Refunding, Series A, 5.00%, 4/01/22	1,000,000	1,147,070
California State Municipal Finance Authority Revenue,
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/22	1,300,000	1,473,134
University of La Verne, Refunding, Series A, 4.00%, 6/01/18	500,000	513,170
California State Public Works Board Lease Revenue, The Regents of the University of California, Various University of California Projects, Series C-1, 4.00%, 3/01/18	500,000	510,260
California State University Revenue, Systemwide, Refunding, Series A, 4.00%, 11/01/18	1,000,000	1,040,020
California Statewide CDA Revenue, Monterey County GO Savers Bond Program, BAM Insured, 5.00%, 8/01/18	1,000,000	1,041,450
Campbell UHSD,
GO, Election of 2016, Series A-1, 3.00%, 8/01/19	1,000,000	1,040,230
GO, Refunding, 4.00%, 8/01/17	300,000	300,669
Corona-Norco USD, GO, Election of 2006, Series A, AGMC Insured, 5.00%, 8/01/17	300,000	300,876
Los Angeles USD, GO, Election of 2002, Series B, AGMC Insured, 5.00%, 7/01/21	335,000	335,000
Menifee USD, GO, Riverside County, Series A, 4.00%, 8/01/18	500,000	516,350
Palomar Health Revenue, Refunding, 3.00%, 11/01/17	1,000,000	1,003,240
Roseville Joint Union High School District GO, Election of 2016, Series A, 4.00%, 8/01/18	400,000	413,296
Selma USD, GO, Election of 2016, Series A, 2.00%, 8/01/18	300,000	303,537
Temecula Valley USD, GO, Riverside County, Election of 2012, Series B, AGMC Insured, 4.00%, 8/01/17	615,000	616,279
Washington Township Health Care District Revenue, Refunding, Series B, 5.00%, 7/01/18	100,000	103,403

Total Municipal Bonds before Short Term Investments (Cost $10,960,942)		10,987,984

Short Term Investments 92.7%
Municipal Bonds 92.7%
California 92.7%
[a] California Infrastructure and Economic Development Bank Revenue, Los Angeles Special Project, Series A, LOC Bank of New York Mellon, Weekly VRDN and Put, 0.96%, 7/01/33	2,000,000	2,000,000
[a] California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, LOC Toronto Dominion Bank, Daily VRDN and Put, 0.87%, 11/01/26	2,500,000	2,500,000
[a] California State Educational Facilities Authority Revenue, California Institute of Technology, Various, Series B, Weekly VRDN and Put, 0.90%, 10/01/36	1,100,000	1,100,000
[a] California State GO, Series A-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.60%, 5/01/33	1,400,000	1,400,000
[a] California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series D, LOC US Bank National Association, Weekly VRDN and Put, 0.89%, 11/01/34	1,300,000	1,300,000
Health Facility, Catholic Healthcare West, Series B, LOC Bank of Montreal, Weekly VRDN and Put, 0.86%, 3/01/47	2,000,000	2,000,000
[a] California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery Zone Facility Bonds, Series B, Daily VRDN and Put, 0.79%, 11/01/35	2,450,000	2,450,000
California Statewide CDA Revenue, Redlands Community Hospital Obligated Group, Refunding, 4.00%, 10/01/17	325,000	326,823
[a] Calleguas-Las Virgenes PFAR, Municipal Water District Project, Refunding, Series A, LOC Wells Fargo Bank, Weekly VRDN and Put, 0.87%, 7/01/37	200,000	200,000
Carlsbad USD, COP, School Financing Projects, Refunding, 4.00%, 10/01/17	250,000	251,863
Chino Basin Regional Financing Authority Revenue, Inland Empire Utilities Agency, Refunding, Series A, 2.00%, 11/01/17	1,000,000	1,003,810
[a] East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A-1, SPA Wells Fargo Bank, Weekly VRDN and Put, 0.87%, 6/01/38	2,000,000	2,000,000
Fairfield California Water Revenue, Refunding, 4.00%, 4/01/18	1,000,000	1,022,760
Gilroy USD, GO, Santa Clara County, Election of 2016, 2.00%, 8/01/17	480,000	480,389

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FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[a] Irvine 1915 Act Special Assessment,
Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.94%, 9/02/22	$2,300,000	$ 2,300,000
Limited Obligation Improvement, AD No. 94-15, Refunding, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.94%, 9/02/20	2,053,000	2,053,000
Limited Obligation Improvement, AD No. 97-16, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.94%, 9/02/22	2,050,000	2,050,000
Long Beach Community College District GO, Election of 2016, Series B, 2.00%, 8/01/17	700,000	700,588
[b] Los Angeles County Revenue, TRAN, Refunding, 5.00%, 6/29/18	2,000,000	2,081,160
[a] Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series B, Subseries B-6, SPA Bank of Montreal, Daily VRDN and Put, 0.74%, 7/01/34.	2,500,000	2,500,000
Water System, Refunding, Series B, Subseries B-1, SPA Royal Bank of Canada, Weekly VRDN and Put, 0.88%, 7/01/35	2,100,000	2,100,000
[b] Los Angeles GO, TRAN, Series A, 5.00%, 6/28/18	2,000,000	2,080,840
[a] The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 0.80%, 7/01/35	1,500,000	1,500,000
Refunding, Series D, Weekly VRDN and Put, 0.86%, 7/01/35	2,000,000	2,000,000
Mid-Peninsula Water District COP, 4.00%, 12/01/17	315,000	319,016
[a] Modesto Water Revenue COP, Refunding, Series A, LOC JPMorgan Chase Bank, Weekly VRDN and Put, 0.90%, 10/01/36	1,285,000	1,285,000
[b] Mojave Water Agency Revenue, Refunding, Series A, 5.00%, 6/01/18	300,000	310,608
[b] Napa Valley USD, GO, TRAN, 3.00%, 6/29/18	2,000,000	2,040,320
[a] San Diego County Regional Transportation Commission Sales Tax Revenue, Refunding, Series D, SPA State Street Bank & Trust Co., Weekly VRDN and Put, 0.87%, 4/01/38	2,100,000	2,100,000
San Juan Water District Water Revenue, Refunding, 3.00%, 2/01/18.	930,000	941,328
[a] Santa Clara Valley Transportation Authority Sales Tax Revenue, Refunding, Series A, SPA State Street Bank & Trust Co., Weekly VRDN and Put, 0.87%, 6/01/26	2,000,000	2,000,000
Sonoma County Junior College District GO, Election of 2014, Series A, 3.00%, 8/01/17	250,000	250,365
Sonoma County Water Agency Revenue, Refunding, Series A, 4.00%, 7/01/17	425,000	425,000
Turlock PFA Water Revenue, Refunding, 4.00%, 3/01/18	480,000	489,691
Twin Rivers USD,
GO, Refunding, Series A, 4.00%, 8/01/17	325,000	325,692
GO, Refunding, Series B, 4.00%, 8/01/17	325,000	325,692
[a] University of California Revenue, General, Series AL-1, Weekly VRDN and Put, 0.89%, 5/15/48	2,550,000	2,550,000
Ventura County,
TRAN, 2.00%, 7/01/17	2,000,000	2,000,000
[b] TRAN, Refunding, 4.00%, 7/02/18	2,000,000	2,061,000
Westlands Water District Revenue, Refunding, Series A, AGMC Insured, 3.00%, 9/01/17	780,000	782,356

Total Short Term Investments (Cost $55,609,563)		55,607,301

Total Investments (Cost $66,570,505) 111.0%		66,595,285
Other Assets, less Liabilities (11.0)%		(6,581,662)

Net Assets 100.0%		$60,013,623

See Abbreviations on page 24.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

bSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2017

Franklin California Ultra-Short Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$66,570,505

Value - Unaffiliated issuers	$66,595,285
Cash	21,917
Receivables:
Capital shares sold	1,775,121
Interest	253,246
Affiliates	16,570
Other assets	38

Total assets	68,662,177

Liabilities:
Payables:
Investment securities purchased	8,572,128
Capital shares redeemed	12,956
Transfer agent fees	5,147
Distributions to shareholders	186
Accrued expenses and other liabilities	58,137

Total liabilities	8,648,554

Net assets, at value	$60,013,623

Net assets consist of:
Paid-in capital	$59,963,341
Undistributed net investment income	25,149
Net unrealized appreciation (depreciation)	24,780
Accumulated net realized gain (loss)	353

Net assets, at value	$60,013,623

Class A1:
Net assets, at value	$46,918,137

Shares outstanding	4,687,521

Net asset value and maximum offering price per share[a]	$10.01

Advisor Class:
Net assets, at value	$13,095,486

Shares outstanding	1,308,894

Net asset value and maximum offering price per share	$10.01

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended June 30, 2017

Franklin California Ultra-Short Tax-Free Income Fund

Investment income:
Interest	$ 401,143

Expenses:
Management fees (Note 3a)	368,341
Transfer agent fees: (Note 3c)
Class A1	46,819
Advisor Class	9,956
Custodian fees	447
Reports to shareholders	21,054
Registration and filing fees	11,906
Professional fees	65,809
Trustees’ fees and expenses	1,579
Other	50,232

Total expenses	576,143
Expenses waived/paid by affiliates (Note 3d)	(374,760)

Net expenses	201,383

Net investment income	199,760

Realized and unrealized gains (losses):
Net change in unrealized appreciation (depreciation) on investments	19,681

Net realized and unrealized gain (loss)	19,681

Net increase (decrease) in net assets resulting from operations	$ 219,441

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FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin California Ultra-Short Tax-Free Income Fund

	Year Ended June 30,
	2017	2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$199,760	$14,804
Net realized gain (loss)	—	4,718
Net change in unrealized appreciation (depreciation)	19,681	5,099

Net increase (decrease) in net assets resulting from operations	219,441	24,621

Distributions to shareholders from:
Net investment income:
Class A1	(164,518)	(12,429)
Advisor Class	(35,429)	(2,375)

Total distributions to shareholders	(199,947)	(14,804)

Capital share transactions: (Note 2)
Class A1	(4,579,343)	(614,781,761)
Advisor Class	3,073,637	10,017,374

Total capital share transactions	(1,505,706)	(604,764,387)

Net increase (decrease) in net assets	(1,486,212)	(604,754,570)
Net assets:
Beginning of year	61,499,835	666,254,405

End of year	$60,013,623	$61,499,835

Undistributed net investment income included in net assets:
End of year	$25,149	$25,181

aOn March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized into Franklin California Ultra-Short Tax-Free Income Fund. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. See Notes 1 and 7.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements

Franklin California Ultra-Short Tax-Free Income Fund

1.   Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin California Ultra-Short Tax-Free Income Fund (Fund) is included in this report. The Fund offers two classes of shares: Class A1 and Advisor Class. Each class of shares may differ by its voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

Effective March 18, 2016, Franklin California Tax-Exempt Money Fund reorganized with and into Franklin California Ultra-Short Tax-Free Income Fund, a new fund created for the purpose of the reorganization. Franklin California Tax-Exempt Money Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of Franklin California Tax-Exempt Money Fund. In connection with the reorganization Class A shareholders of Franklin California Tax-Exempt Money Fund received Class A1 shares of Franklin California Ultra-Short Tax-Free Income Fund. Additional shares of Class A1 will only be available for purchase by certain shareholders who received class A1 shares in connection with the reorganization and continue to remain shareholders of the Fund. Class A1 shares will not be available to new investors.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from net realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expect the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended June 30,
	2017		2016[a]
	Shares	Amount	Shares	Amount
Class A1 Shares[b]:
Shares sold	511,763	$5,118,643	10,356,318	$103,563,296
Shares issued in reinvestment of distributions	16,251	162,579	1,213	12,137
Shares redeemed	(985,612)	(9,860,565)	(71,834,429)	(718,357,194)
Net increase (decrease)	(457,598)	$(4,579,343)	(61,476,898)	$(614,781,761)
Advisor Class Shares:
Shares sold	315,601	$3,158,057	1,001,499	$10,015,000
Shares issued in reinvestment of distributions	3,542	35,422	238	2,374
Shares redeemed	(11,986)	(119,842)	—	—
Net increase (decrease)	307,157	$3,073,637	1,001,737	$10,017,374

aFor the period March 18, 2016 (commencement of class operations) to June 30, 2016, for Advisor Class.

bFormerly Class A shares of Franklin California Tax-Exempt Money Fund

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

3.   Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended June 30, 2017, the effective investment management fee rate was 0.625% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended June 30, 2017, the Fund paid transfer agent fees of $56,775, of which $46,640 was retained by Investor Services.

d.   Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) for Class A1 and Advisor Class of the Fund do not exceed 0.37% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, and liquidations) until October 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Advisers has voluntarily agreed to waive or limit a portion of its investment management fees for the Fund to the extent necessary to allow the Fund to pay a monthly dividend at an annualized distribution rate of 0.25%. Because such a waiver will be limited to the amount of investment management fees earned by Advisers, the Fund’s monthly dividend may fall below an annualized distribution rate of 0.25% if the Fund does not earn enough income (after waivers) to reach such rate. This resulted in an additional waiver of $15,279 for the year ended June 30, 2017. Advisers may discontinue this waiver at any time upon notice to the Fund’s Board.

e.   Other Affiliated Transactions

At June 30, 2017, an interested board member of the trust owned 16.8% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

f.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended June 30, 2017, the purchase and sale transactions aggregated $10,553,000 and $26,300,000, respectively.

4.   Income Taxes

The tax character of distributions paid during the years ended June 30, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from tax exempt income	$199,947	$14,804

At June 30, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed short term capital gains for income tax purposes were as follows:

Cost of investments	$66,570,505

Unrealized appreciation	$34,205
Unrealized depreciation	(9,425)
Net unrealized appreciation (depreciation)	$24,780

Undistributed tax exempt income	$25,334
Undistributed short term capital gains	353
Distributable earnings	$25,687

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of non-deductible expenses.

5.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2017, aggregated $9,147,648 and $650,000, respectively.

6.   Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

7.   Reorganization

Pursuant to a plan of reorganization approved on February 26, 2016 by the shareholders of Franklin California Tax-Exempt Money Fund (Acquired Fund), Franklin California Ultra-Short Tax-Free Income Fund (Surviving Fund), having no assets of its own, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, through a tax-free exchange of 6,936,914 shares of the Surviving Fund (valued at $69,408,092) and assumed all of the Acquired Fund’s liabilities. The Acquired Fund was the accounting survivor of the reorganization, and financial information prior to March 18, 2016 is that of the Acquired Fund.

The primary purpose for the reorganization was to combine the Acquired Fund with the Surviving Fund that has generally similar investment goals, principal strategies and principal risks but was not subject to the portfolio credit quality, liquidity, maturity and diversification standards applicable to money market funds pursuant to Rule 2a-7 of the 1940 Act. The estimated cost of the reorganization was $134,845 of which Advisers and the Acquired Fund each paid 50%. The Acquired Fund’s actual portion of reorganization cost in excess of the estimated cost accrued at time of reorganization are included with other fees in the Surviving Fund’s Statement of Operations.

In order to provide comparable accounting and performance information and avoid performance distortions that result from combining the historical rate records of the Acquired Fund, which during the Acquired Fund’s period of operations had a stated NAV of $1.00, with the performance of the Surviving Fund, which has an initial NAV of $10.00 that subsequently fluctuated, the NAVs, financial highlights per share operating performance and distributions, and shares of beneficial interest of the Acquired Fund were adjusted by a factor of 10. As a result of adopting the accounting records of the Acquired Fund by the Surviving Fund, the Surviving Fund’s pro forma results of operations, assuming the reorganization had been completed on July 1, 2015, is the same amounts shown for the Surviving Fund on the Statements of Operations.

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

8.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended June 30, 2017, the Fund did not use the Global Credit Facility.

9.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

●	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

●	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2017, all of the Fund’s investments in financial instruments carried at fair value using Level 2 inputs.

10.   New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.   Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

12.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Franklin California Ultra-Short Tax-Free Income Fund (continued)

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915
AD	Assessment District
AGMC	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Co.
CDA	Community Development Authority/Agency
COP	Certificate of Participation
ETM	Escrow to Maturity
GO	General Obligation
LOC	Letter of Credit
MUD	Municipal Utility District
PCFA	Pollution Control Financing Authority
PCR	Pollution Control Revenue
PFA	Public Financing Authority
PFAR	Public Financing Authority Revenue
SPA	Standby Purchase Agreement
TRAN	Tax and Revenue Anticipation Note
UHSD	Unified/Union High School District
USD	Unified/Union School District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin California Tax-Free Trust and Shareholders of the Franklin California Ultra-Short Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin California Ultra-Short Tax-Free Income Fund (the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

August 15, 2017

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Tax Information (unaudited)

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $353 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended June 30, 2017.

Under Section 852(b)(5)(A) of the Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2017. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1985	140	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987 -2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	156	None
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1978	140	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	31

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

32	Annual Report	franklintempleton.com

Annual Report and Shareholder Letter

Franklin California Ultra-Short Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	925 A 08/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $69,782 for the fiscal year ended June 30, 2017 and $111,737 for the fiscal year ended June 30, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2017 and $1,424 for the fiscal year ended June 30, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended June 30, 2017 and $442,751 for the fiscal year ended June 30, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended June 30, 2017 and $444,175 for the fiscal year ended June 30, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	August 25, 2017